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                                   EXHIBIT 21

                                  SUBSIDIARIES
                          Revised as of March 10, 2005

LEGAL NAME                             TYPE OF   JURISDICTION OF  OWNER                             NO. OF SHARES         %
                                       ENTITY     ORGANIZATION                                      OR UNITS           OWNERSHIP
Dean Holding Company                    Corp           DE         Dean Foods Company                1,000 common         100.0%

Morningstar Receivables Corp.           Corp           DE         Dean Foods Company                79 common             79.0%
[Receivables Financing SPV]
                                                                  Southern Foods Group, L.P.        21 common             21.0%

Dean Capital Trust                      Trust          DE         Dean Foods Company

Dean Management Corporation             Corp           DE         Dean Foods Company                100 common           100.0%

Reeves Street, LLC                       LLC           DE         Dean Foods Company                100 units            100.0%

Suiza Dairy Group Holdings, Inc.        Corp           NV         Dean Foods Company                1,000 common         100.0%

Preferred Holdings, Inc.                Corp           DE         Dean Foods Company                1,000 common         100.0%

Suiza Dairy Group, Inc. (formerly       Corp           DE         DEAN MANAGEMENT                   1,000 COMMON           100%
Suiza Dairy Group, L.P.)                                          CORPORATION

Dairy Group Receivables GP, LLC          LLC           DE         Suiza Dairy Group, Inc.           100 units            100.0%
[Receivables Financing SPV]

Dairy Group Receivables, L.P.            LP            DE         Suiza Dairy Group, Inc.           Partnership             99%
[Receivables Financing SPV]                                                                         Interests

                                                                  Dairy Group                       Partnership              1%
                                                                  Receivables, GP, LLC              Interests

Dairy Group Receivables GP II, LLC       LLC           DE         Dean Holding Company              100 units              100%
[Receivables Financing SPV]

Dairy Group Receivables II, L.P.         LP            DE         Dean Holding Company              Partnership           99.9%
[Receivables Financing SPV]                                                                         Interests

                                                                  Dairy Group
                                                                  Receivables GP II, LLC                                    .1%

LEGAL NAME                             TYPE OF   JURISDICTION OF  OWNER                             NO. OF SHARES         %
                                       ENTITY     ORGANIZATION                                      OR UNITS           OWNERSHIP
Country Fresh, LLC                       LLC           MI         Dean Midwest II, LLC              100 units            100.0%

White Wave, Inc.                        Corp           CO         Dean Foods Company                100 common           100.0%

Dean Northeast, LLC                      LLC           DE         Suiza Dairy Group, Inc.           100 units            100.0%

New England Dairies, LLC                 LLC           DE         Dean Northeast, LLC               100 units            100.0%

Shenandoah's Pride, LLC                  LLC           DE         Dean Northeast II, LLC            100 units            100.0%

Tuscan/Lehigh Dairies, Inc.             Corp           DE         Dean Northeast, LLC               100 common             100%
(f/k/a Tuscan/Lehigh Dairies, L.P.)

Dean Southeast, LLC                      LLC           DE         Suiza Dairy Group, Inc.           100 units            100.0%

Broughton Foods, LLC                     LLC           DE         Dean Southeast, LLC               100 units            100.0%

Country Delite Farms, LLC                LLC           DE         Dean Southeast, LLC               100 units            100.0%

Dairy Fresh, LLC                         LLC           DE         Dean Southeast, LLC               100 units            100.0%

Land-O-Sun Dairies, LLC                  LLC           DE         Dean Southeast, LLC               100 units            100.0%

Louis Trauth Dairy, LLC                  LLC           DE         Dean Southeast, LLC               100 units            100.0%

Schenkel's All-Star Dairy, LLC           LLC           DE         Dean Midwest II, LLC              100 units            100.0%

Schenkel's All-Star Delivery, LLC        LLC           DE         Dean Midwest II, LLC              100 units            100.0%

Dean Southwest, LLC                      LLC           DE         Suiza Dairy Group, Inc.           100 units            100.0%

Model Dairy, LLC                         LLC           DE         Dean Southwest, LLC               100 units            100.0%

Robinson Dairy, LLC                      LLC           DE         Dean Southwest, LLC               100 units            100.0%

SFG Management                           LLC           DE         Dean Southwest, LLC               95 units              95.0%
Limited Liability Company
                                                                  Dean Management                   5 units                5.0%
                                                                  Corporation

Southern Foods Holdings                 Trust          DE         Dean Southwest, LLC               Beneficiary          100.0%
                                                                                                    Interests

LEGAL NAME                             TYPE OF   JURISDICTION OF  OWNER                             NO. OF SHARES         %
                                       ENTITY     ORGANIZATION                                      OR UNITS           OWNERSHIP
Southern Foods Group, L.P.               LP            DE         Southern Foods Holdings           99% LP Interest       99.0%

                                                                  SFG Management Limited
                                                                  Liability Company                 1% GP Interest         1.0%

SFG Capital Corporation                 Corp           DE         Southern Foods Group, L.P.        1,000 common         100.0%

Sulphur Springs Cultured                 LLC           DE         Dean Southwest, LLC               100 units            100.0%
Specialties, LLC

Morningstar Foods Holdings, Inc.        Corp           DE         Dean Foods Company                100 common           100.0%

Morningstar Foods Inc.                  Corp           DE         Morningstar Foods Holdings,       1,000 common            65%
                                                                  Inc.

                                                                  Preferred Holdings, Inc.          228 common              15%

                                                                  Suiza Dairy Group                 307 common              20%
                                                                  Holdings, Inc.

Morningstar Services Inc.               Corp           DE         Morningstar Foods Inc.            100 common           100.0%

Dean Puerto Rico Holdings, LLC           LLC           DE         Morningstar Foods                 238 common           100.0%
(formerly Suiza Dairy Corporation)                                Holdings, Inc.

Old G & Co., Inc. (formerly Garrido     Corp       Puerto Rico    Dean Puerto Rico                  100 common           100.0%
y Compania, Inc.)                                                 Holdings, LLC

Alta-Dena Certified Dairy, Inc.         Corp.          DE         Dean Southwest II, LLC            100 common             100%

Berkeley Farms, Inc.                    Corp.          CA         Dean Southwest II, LLC            100 common             100%

Dean SoCal, LLC                          LLC           DE         Dean Southwest II, LLC            100 units            100.0%


Gandy's Dairies, Inc.                   Corp           TX         Dean Southwest II, LLC            60,100 common          100%
(formerly Bell Dairy Products, Inc.
and successor by merger to
Gandy's Dairies, Inc.)

31 Logistics, Inc.                      Corp.          DE         Dean Southeast II, LLC            100 common             100%

LEGAL NAME                             TYPE OF   JURISDICTION OF  OWNER                             NO. OF SHARES         %
                                       ENTITY     ORGANIZATION                                      OR UNITS           OWNERSHIP
Barber Milk, Inc.                       Corp.          DE         Dean Southeast II, LLC            100 common             100%
(formerly Barber Dairies, Inc.)

Barber Ice Cream, LLC                    LLC           DE         Mayfield Dairy Farms, Inc.        100 units              100%

Creamland Dairies, Inc.                 Corp.          NM         Dean Southwest II, LLC            49,296 common           49%

                                                                  Gandy's Dairies, Inc.             51,336 common           51%

Dean Foods Company of California,       Corp.          DE         Dean Southwest II, LLC            100 common             100%
Inc.

Dean Dairy Products Company             Corp.          PA         Dean Northeast II, LLC            15,000 common          100%

Dean Foods Business Services Company    Corp.          DE         Dean Holding Company              100 common            100%

Dean Foods Company of Indiana, Inc.     Corp.          DE         Dean Midwest, LLC                 100 common             100%

Dean Foods North Central, Inc.          Corp.          DE         Dean Midwest, LLC                 200 common             100%
(Land O'Lakes plants)

Dean Foods Regional Business            Corp.          DE         Dean Midwest, LLC                 100 common             100%
Services, Inc.

Dean Milk Company, Inc.                 Corp.          KY         Dean Southeast II, LLC            200 common             100%

Dean Milk Procurement Company           Corp.          DE         Dean Midwest, LLC                 100 common             100%

Dean Transportation, Inc.               Corp.         Ohio        Dean Dairy Holdings, LLC          100 common             100%

DIPS Limited Partner II                 Trust          DE         Dean Holding Company              Beneficiary            100%
(formerly DTMC, Inc.)                                                                               Interest*

*The beneficiary interest of the                                  Wengert's Dairy, Inc.             12 (class B)
Class B shareholders have not been                                Verifine Dairy Corporation        1 (class B)
determined as of this date.                                       of Sheboygan, Inc.
                                                                  Reiter Akron, Inc.                43 (class B)
                                                                  Purity Dairies, Incorporated      139 (class B)


LEGAL NAME                             TYPE OF   JURISDICTION OF  OWNER                             NO. OF SHARES         %
                                       ENTITY     ORGANIZATION                                      OR UNITS           OWNERSHIP
                                                                  Meadow Brook Dairy Company        12 (class B)
                                                                  T.G. Lee Foods, Inc.              20 (class B)
                                                                  McArthur Dairy, Inc.              26 (class B)
                                                                  Mayfield Dairy Farms, Inc.        202 (class B)
                                                                  Creamland Dairies, Inc.           23 (class B)
                                                                  Berkeley Farms, Inc.              7 (class B)
                                                                  Alta-Dena Certified Dairy, Inc.   19 (class B)
                                                                  Barber Milk, Inc.                 9 (class B)
                                                                  Dean Specialty Foods Group, LLC   111 (class B)
                                                                  Morningstar Foods Inc.            335 (class B)
                                                                  Dean Pickle & Specialty
                                                                  Products Co.                      110 (class B)
                                                                  Dean Pickle & Specialty
                                                                  Products Co. (former
                                                                  Steinfeld Pickle)                 27 (class B)
                                                                  Dean Pickle & Specialty
                                                                  Products Co.                      18 (class B)

DIPS GP II, Inc.                        Corp           DE         Dean Holding Company              1,000 common           100%

Dean Specialty Intellectual Property     LP            DE         DIPS Limited Partner II           Partnership           99.9%
Services, L.P.                                                                                      Interests
                                                                  DIPS GP II, Inc.                                         0.1%

Dean Intellectual Property Services      LP            DE         DIPS Limited Partner II           Partnership           99.9%
II, L.P.                                                                                            Interests
                                                                  DIPS GP II, Inc.
                                                                                                                           0.1%

DIPS Limited Partner (formerly          Trust          DE         Suiza Dairy Group Holdings, Inc.  Beneficiary            100%
DIPS LP, Inc.)

DIPS GP, Inc.                           Corp           DE         Suiza Dairy Group Holdings, Inc.  1,000 common           100%

Dean Intellectual Property               LP            DE         DIPS Limited Partner              Partnership          99.99%
Services, L.P.                                                                                      Interests
                                                                  DIPS GP, Inc.                                           0.01%

Elgin Blenders, Incorporated            Corp           IL         Dean Specialty Foods Group, LLC   30,000 common          100%

Pet O'Fallon, LLC                        LLC           DE         Dean Midwest II, LLC              100 units              100%

Liberty Dairy Company                   Corp.          MI         Dean Midwest, LLC                 26,300 common          100%

McArthur Dairy, Inc.                    Corp.          FL         Dean Southeast II, LLC            36,000 Class A         100%
                                                                                                    700,000 Class B

LEGAL NAME                             TYPE OF   JURISDICTION OF  OWNER                             NO. OF SHARES           %
                                       ENTITY     ORGANIZATION                                      OR UNITS            OWNERSHIP
Maplehurst Farms, LLC                    LLC           IN         Dean Foods Company of                                     99%
                                                                  Indiana, Inc.

                                                                  RDPC, Inc.                                                 1%

Mayfield Dairy Farms, Inc.              Corp.          DE         Dean Southeast II, LLC            100 common             100%

Meadow Brook Dairy Company              Corp.          PA         Dean Northeast II, LLC            10 Class A             100%
                                                                                                    770 Class B

The Meadows Distributing Company        Corp.          IL         Dean Midwest, LLC                 10,405 common          100%

Purity Dairies, Incorporated            Corp           DE         Dean Southeast II, LLC            100 common             100%

RDPC, Inc.                              Corp.          DE         Dean Southeast II, LLC            100 common             100%

Reiter Akron, Inc.                      Corp.          OH         Dean Northeast II, LLC            1,000 common           100%

T.G. Lee Foods, Inc.                    Corp.          FL         Dean Southeast II, LLC            560,000 common         100%

Verifine Dairy Products Corporation     Corp.          WI         Dean Midwest, LLC                 1,996 common           100%
of Sheboygan, Inc.

Wengert's Dairy, Inc.                   Corp.          DE         Dean Northeast II, LLC            100 common             100%

Dean Specialty Foods Group, LLC          LLC           DE         Dean Holding Company              100 units              100%

Dean Pickle and Specialty Products      Corp           WI         Dean Specialty Foods Group, LLC   10,110 Class A         100%
Company                                                                                             20,220 Class B

Dean Dairy Holdings, LLC                 LLC           DE         Dean Holding Company              100 units              100%

Dean Midwest, LLC                        LLC           DE         Dean Dairy Holdings, LLC          100 units              100%

Dean Midwest II, LLC                     LLC           DE         Suiza Dairy Group, Inc.           100 units              100%

Dean Southeast II, LLC                   LLC           DE         Dean Dairy Holdings, LLC          100 units              100%

Dean Southwest II, LLC                   LLC           DE         Dean Dairy Holdings, LLC          100 units              100%

Midwest Ice Cream Company               Corp           DE         Dean Midwest, LLC                 100 common             100%


LEGAL NAME                             TYPE OF   JURISDICTION OF  OWNER                             NO. OF SHARES          %
                                       ENTITY     ORGANIZATION                                      OR UNITS            OWNERSHIP
Dean Illinois Dairies, LLC               LLC           DE         Dean Midwest, LLC                 100 units              100%

Reiter Springfield, LLC                  LLC           DE         Dean Midwest, LLC                 100 units              100%

Dean Northeast II, LLC                   LLC           DE         Dean Dairy Holdings, LLC          100 units              100%

Fairmont Dairy, LLC                      LLC           DE         Dean Northeast II, LLC            100 units              100%

UNRESTRICTED SUBSIDIARIES

LEGAL NAME                             TYPE OF   JURISDICTION OF     OWNER                           NO. OF SHARES            %
                                       ENTITY     ORGANIZATION                                       OR UNITS             OWNERSHIP
International Milk Sales, Inc.          Corp.           DE           Dean Southwest II, LLC          100 common               100%

Dean International Holding              Corp            DE           Dean Foods Company              100 common             100.0%
Company

Dean Netherlands, B.V.                  Corp            The          Dean International              200 common
                                                        Netherlands  Holding Company

                                                                     Morningstar Foods               PS
                                                                     Holdings, Inc.

Leche Celta, S.L.                       Corp            Spain        Dean Netherlands B.V.           44,997                   100%

Renoldy Lda.                                            Portugal     Dean Netherlands B.V.                                    100%

Lacteos de Santander S.A.               Corp            Spain        Leche Celta, S.L.        .                             100.0%

Distribucion Lacteos Ganadeva,          Corp            Spain        Leche Celta, S.L.                                      100.0%
S.A.

Abastecimientos Lacteos Gallegos                        Spain        Distribucion Lacteos                                   100.0%
S.L.                                                                 Ganadeva, S.A.

Logistica y Gestion de Lacteos,                         Spain        Distribucion Lacteos                                   100.0%
S.L.                                                                 Ganadeva, S.A.

Central Lechera Gallega, S.L.                           Spain        Distribucion Lacteos                                   100.0%
                                                                     Ganadeva, S.A.

Franklin Holdings, Inc.                 Corp            DE           Dean Foods Company              1,000 common           100.0%

Dixie Holding, Inc.                     Corp            NY           Franklin Holdings, Inc.                                100.0%

Franklin Plastics, Inc.                 Corp            DE           Franklin Holdings, Inc.         1,277,148 common          88%

                                                                     Alan Bernon                     87,365 common              6%


                                                                     Peter Bernon                    87,364 common              6%
                                                                                                     [96,181 warrants for
                                                                                                     common @$10/share]

UNRESTRICTED SUBSIDIARIES

LEGAL NAME                             TYPE OF   JURISDICTION OF     OWNER                           NO. OF SHARES            %
                                       ENTITY     ORGANIZATION                                       OR UNITS             OWNERSHIP
Dean Risk Management, Inc.              Corp            DE           Dean Foods Business Services    100 Class A             90.1%
                                                                     Company

                                                                     Willis Corroon
                                                                     Corporation of Illinois         11 Class B               9.9%

Importadora y Distribuidora Dean        Corp            Mexico       Tenedora Dean Foods             4,999                    9.9%
Foods, S.A. de C.V.                                                  International, SA de CV

                                                                     Creamland Dairies, Inc.         1                         .1%


Park-It Market Corporation              Corp            DE           International Milk Sales, Inc.  800 Class A              100%
                                                                                                     100 Class B

Tenedora Dean Foods                     Corp            Mexico       International Milk Sales, Inc.  4,999 common            9.98%
Internacional, S.A. de C.V.
                                                                     Dean Holding Company            1 common                 .02%

Dean Dairy Group International          Corp            DE           International Milk Sales, Inc.  25 common                100%
Corp.

Azuis Holdings, B.V.                                    The          Dean International Holding                               100%
                                                        Netherlands  Company

Kingsmil - Producao e                                   Portugal     Azuis Holdings, B.V.                                     100%
Commercializacao de Leite e
Productos Lacteos, Lda.

Centronor Produccion y                                  Spain        Azuis Holdings, B.V.                                     100%
Distribucion S.L.

Hilstad - Producao e                                    Portugal     Azuis Holdings, B.V.                                     100%
Commercializacao de Leite e
Productos Lacteos, Lda.

Comerlasa S.L.                                          Spain        Azuis Holdings, B.V.                                     100%

Glicman - Producao e                                    Portugal     Azuis Holdings, B.V.                                     100%
Commercializacao de Leite e
Productos Lacteos, Lda.

Agrolactur S.L.                                         Spain        Glicman - Producao e                                     100%
                                                                     Commercializacao de Leite e
                                                                     Productos Lacteos, Lda.

Lacteos Marterra S.L.                                   Spain        Glicman - Producao e                                     100%
                                                                     Commercializacao de Leite e
                                                                     Productos Lacteos, Lda.

UNRESTRICTED SUBSIDIARIES

LEGAL NAME                             TYPE OF   JURISDICTION OF     OWNER                           NO. OF SHARES            %
                                       ENTITY     ORGANIZATION                                       OR UNITS             OWNERSHIP
Glicman Espana S.L.                                     Spain        Glicman - Producao e                                     100%
                                                                     Commercializacao de Leite e
                                                                     Productos Lacteos, Lda.

Carnival Ice Cream, N.V.                                Netherlands  Dean Holding Company                                     100%
                                                        Antilles

Dean Foods                           Not for            IL           Dean Holding Company            N/A                      100%
Foundation                         Profit Corp


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